UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2002

TRANSCRYPT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (402) 474-4800

Item 5.	OTHER EVENTS.

       On March 28, 2002, Transcrypt International, Inc. (the "Company") Board of Directors set the Company’s annual meeting for June 13, 2002. If a shareholder wishes to submit proposals to be included in ourthe Company’s 2002 proxy statement for its 2002 Annual Meeting, wethe Company must receive such shareholder proposals them, in a form which complies with the applicable securities laws, on or before April 22, 2002. In addition, in the event a stockhareholder proposal is not submitted to us prior to April 22, 2002, the proxy to be solicited by the Board of Directors for the 2002 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2002 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to Transcrypt International, Inc., Attn: Corporate Secretary, 4800 NW First Street, Suite 100, Lincoln, Nebraska 68521.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)	FINANCIAL STATEMENTS.
None.
(b)	PRO FORMA FINANCIAL INFORMATION.
None.
(c)	EXHIBITS.
None.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSCRYPT INTERNATIONAL, INC.

Date: April 1, 2002	By: /s/ MASSOUD SAFAVI

Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)